                                                                    Exhibit 32.1

                           SECTION 1350 CERTIFICATION
                 OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICERS





In connection with the Quarterly Report on Form 10-Q of First Financial Corporation (the "Company") for the Quarterly period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date here of (the "Report"), Norman L Lowery , as the Chief Executive Officer of the Company, and Michael A. Carty, as the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:



1. This Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





August 8, 2005                          By    /s/ Norman L. Lowery
                                        ----------------------------------------
                                        Norman L. Lowery, Vice Chairman & CEO
                                        (Principal Executive Officer)



August 8, 2005                          By   /s/ Michael A. Carty
                                        ----------------------------------------
                                        Michael A. Carty, Treasurer & CFO
                                        (Principal Financial Officer)



                                                                             18